SCHEDULE 2
                          CONVERTIBLE NOTE CERTIFICATE

QUALITY PRINCE LIMITED
Incorporated in the British Virgin Islands.
Registered Office    P.O. Box 3444
                     Road Town
                     Tortola
                     British Virgin Islands

THIS IS TO CERTIFY THAT the total face value of the convertible note ("the Note") in respect of which this Certificate is issued is the amount specified below ("Face Value") and that the Noteholder named below is registered as the holder of the Note having such total face value bearing interest at the rate specified below. At the issue of this Certificate the Note is paid in full.

Note Holder:        Phenomenal Limited

Address:            P.O. Box 957, Offshore Incorporations Centre
                    Road Town, Tortola, British Virgin Islands

Face Value:         United States Dollars     $10,000,000

Conversion Shares:  2914  Shares  or such  other  number of shares  that will constitute not less than 29.14% of the total issued share capital of Quality Prince Limited.

Date of Issue:

Interest Rate:      Three per cent (3%) per month compounding  monthly provided that in the event the Company shall not default with respect to any repayment obligation with respect to the Principal or obligation in respect of payment of interest the rate shall be reduced to one and one half per cent (1.5%) per month.

The Note comprised in this Certificate are issued with and subject to the Conditions attached hereto. Interest shall be calculated and paid in accordance with the Conditions.

DATED:





------------------------------------------
Signed by                       Director
         ----------------------
for and on behalf of
QUALITY PRINCE LIMITED


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

This Certificate must be delivered to QUALITY PRINCE LIMITED before any Transfer will be registered or any new Certificate or Certificates issued in exchange or repayment.



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

                                   CONDITIONS

1.   DEFINITIONS AND INTERPRETATION

1.1  Definitions

     (a)  Unless the contrary intention appears:

          "Business Day" means a day on which banks are open for banking business in Hong Kong;

          "The Company" means Quality Prince Limited;

          "Conversion Date" means, in relation to the Note, the date with effect from which the Note is converted into Ordinary Shares following receipt by the Company of a notice given pursuant to and in accordance with the provisions of Condition 3;

          "Directors" means the Directors of the Company;

          "Group" means the Company and its subsidiaries and associated companies including without limitation Hang Fung Jewellery Company Limited, Kai Hang Jewellery Co, Limited and Beijing Huarong Jewellery Co Ltd.

          "Investment Agreement" means the agreement of even date between the Company, S.W. Lam Inc. Lam Sai Wing, Chan Yam Fai, Jane and Phenomenal Limited.

          "Maturity" and "Maturity Date" means the date ascertained pursuant to Condition 6.

          "Note Certificate" means the certificate evidencing the Note in respect of which the Noteholder is registered;

          "Noteholder" and "holder of notes" means in relation to the Note at any time, the person registered as the holder of the Note in the Register;

          "Ordinary Shares" means fully paid ordinary shares of $1.00 each in the capital of the Company;

          "Register" shall mean the register to be maintained pursuant to Condition 10;

          "Securities" includes shares, debentures, debenture stock, notes and any options to subscribe for the same;



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


     (b) all references to statutory provisions (including acts, rules, regulations, orders, by-laws and ordinances) include any modification or re-enactment of such statutory provisions (whether before, on or after the date of this document) for the time being in force;

     (c) where in these conditions a period of time dating from a given day, act or event is specified or allowed for any purpose, the time shall be reckoned exclusive of that day or of the day on which the act or event occurred but inclusive of the day on which that period expires;

     (d) words importing the singular or plural include the plural and singular respectively;

     (e)  words importing any gender include every gender;

     (f)  all dollar ($) amounts are in United States currency;

     (g)  words denoting persons include bodies and corporations;

     (h) a reference to a party or parties means the named parties to this document and includes that party's executors, administrators and permitted assigns, or if a company, its successors and permitted assigns;

     (i)  clause headings do not affect the interpretation of this document;

     (j) where a word or phrase is given a particular meaning in this document, other parts of speech and grammatical forms of that word or phrase have a corresponding meaning;

     (k) a reference to a Condition, Schedule or Annexure is a reference to a Clause or Schedule of or Annexure to this document; and

     (l) every agreement or undertaking expressed or implied by which more than one person is bound binds those persons and any two or more of them jointly and each of them severally.

2    GENERAL TERMS OF ISSUE

2.1  The Note shall:

     (a) have a principal amount of the amount specified as the face value in the Note Certificate;

     (b)  be paid for in full on application;



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


     (c) be convertible into the number of Ordinary Shares specified in the Note Certificate in the manner and at the times provided by Condition 3 and, subject to Condition 3;

     (d) entitle the Noteholder to interest at the rate specified in the Note Certificate calculated daily on the principal amount of each Note, such interest payable in full on the Maturity Date;

     (e)  be transferable; and

     (f) be deemed beneficially owned by the person registered as the holder thereof.

3.   GENERAL RIGHTS OF CONVERSION

3.1 The Note shall be convertible into Ordinary Shares by written notice (in the form if any annexed to this Note Certificate or in such other form as the Company may accept acting reasonably) given by the Noteholder to the Company requiring the Company to convert. Such notice may be given at any time after the date of issue and on or prior to the Maturity Date.

     The notice shall be accompanied by the Note Certificate. The Noteholder shall have the right to nominate a nominee or nominees to be allotted shares upon the conversion of the Note in addition to or in substitution for the Noteholder in such proportions as the Noteholder shall determine.

3.2 The Noteholder may in respect of any notice under this Condition 3 at its option convert only part of the Face Value of the Note into Ordinary Shares of the Company. The number of Ordinary Shares that shall be allotted upon such exercise shall be a proportion of the total number of shares that would be allotted upon the exercise of the entire Face Value of the Note Certificate identical to that proportion that the amount converted represents to the total Face Value of this Certificate. Upon any partial exercise of the Note the Company shall issue to the Noteholder a new Note Certificate for the balance of the Note then outstanding on identical terms mutatis mutandis to this Note Certificate (provided that the Maturity Date shall be the Maturity Date specified in the original Note Certificate).

3.3  A notice given pursuant to this Condition 3 shall be irrevocable.

4.   ALLOTMENT OF SHARES

4.1 The Company shall allot the Ordinary Shares to which the Noteholder is entitled upon conversion of the Note pursuant to Condition 3 within 3 Business Days of the Conversion Date to the Noteholder and/or its nominee as the case may be and any such allotment shall have effect and be deemed to have been made on that Conversion Date.

4.2 The Company shall not later than 3 Business days after allotment in the case of conversion pursuant to Condition 3 forward free of charge to the Noteholder (or to such other person as such Noteholder may in writing request) a Certificate for the number of Ordinary Shares allotted on conversion of the Note (and where applicable a substitute Note Certificate for the balance of the Note that was not converted).



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


4.3 Subject to the preceding paragraphs of this Condition, Ordinary Shares allotted upon conversion of the Note shall rank in all respects pari passu and form one class with the Ordinary Shares on issue at the Conversion Date.

5.   COVENANTS BY THE COMPANY

5.1 The Company hereby covenants with each Noteholder that it will until the Noteholder converts the Note into Ordinary Shares, or until the date the whole of the Principal and any interest accruing is repaid to the Noteholder, whichever is the later date:

     (a) execute and do all such assurances and things as shall be reasonably necessary for conferring the full benefit of these Conditions upon each Noteholder;

     (b) use its best endeavors to carry on and conduct the business of the Group in a proper and efficient manner and without limitation at all times preserve and keep in full force and effect its corporate existence and rights and franchises material to the business of the Group;

     (c) keep or cause to be kept proper books of account and to enter therein full particulars of all dealings and transactions in relation to the business of the Group and all of its subsidiaries and to make such records available according to these Conditions;

     (d) maintain or cause to be maintained in good repair and working order and condition all assets of the Group used or useful in the business of the Group and form time to time make or cause to be made all appropriate repairs renewals and replacements of those assets; adequately insure and keep insured with insurers or underwriters of good repute all of the property and assets of the Group as may be of an insurable nature against all risks properly insurable against in the ordinary course of business and as may from time to time be prudent having regard to the nature and extent of the business of the Group and to duly pay all premiums and other sums payable in respect of such insurances;

     (e) duly comply with all statutory requirements with respect to the filing of reports, accounts and statements and the furnishing thereof to such statutory or other bodies or persons required or entitled by law to receive the same by the members of the Group, and to keep open all registers maintained by the Company and the other members of the Group for inspection and all other like matters;

     (f)  ensure that:

          (i) the Company will at all times have sufficient authorized but un-issued ordinary capital to permit Noteholders to exercise the right of conversion into Ordinary Shares;



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


          (ii) the voting and other rights attached to the Ordinary Shares shall not be altered in a manner which is prejudicial to the interests of Noteholders;

          (iii)it will observe and perform all the covenants, conditions and agreements contained or implied in any mortgage, charge or other security given by the Company except where the same is waived;
               (iv) it will duly and punctually observe and perform all the covenants, terms, conditions and obligations imposed upon it pursuant to these Conditions;

     (g) provide to each Noteholder a copy of all notices reports, statement and other material as and when provided to the members of the Company;

     (h) duly comply with all laws applicable to the Company and ensure such compliance by all subsidiaries of the Company;

     (i) give timely notice to each Noteholder of any actual or potential breach of any of these Conditions;

     (j) attend to the due payment of all taxation liabilities of and duly assessed to or otherwise payable by the Company or any other member of the Group and, in respect thereof, to make timely provision for all such payments;

     (k)  not without the prior consent of the Noteholder:

          (i)  alter the financial year of the Company;

          (ii) suffer or allow to exist in favour of any person, any security interest ranking for payment in the event of a winding up of the Company before the Noteholder;

          (iii)grant or agree to grant any person a charge, mortgage, lien or other encumbrance (or similar interest) over any of the Company's assets or undertakings or permit or agree to permit the grant to any person of a charge, mortgage or other encumbrance (or similar interest) over any assets or undertaking of a Group member; or

          (iv) otherwise permit any creditor to be paid in preference to the payment of interest to the Noteholder or capital upon redemption of the Note as the case may require.

          (vi) issue any Ordinary Shares or other Securities or permit any member of the Group to issue any Ordinary Shares or other Securities.



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


6.   MATURITY AND REPAYMENT

6.1 The Maturity Date of the Notes shall be the expiration of ten months from the Date of Issue specified in the Note Certificate. Upon the Maturity Date the Company shall repay the principal amount of the Note together with all interest accruing in respect of the Note at that date.

6.2 In the event that the Company shall default with respect to the repayment of the principal amount of the Note and/or the interest accruing in respect thereto the Company shall immediately on default be liable for interest at the rate specified in the Note Certificate calculated from the date of drawdown and payable monthly on the first Business Day of each calender month. The Noteholder's entitlement to such interest shall be in addition to any other remedy of the Noteholder whether under the terms of these Conditions or otherwise.

7.   RIGHT TO SEEK WINDING UP ORDER

7.1 If the Company fails to make payment of principal and/or interest in respect of the Note for a period of 7 days or more after the due date for payment (and has failed to make such payment within a further 7 days of receipt of a written notice from the Noteholder requiring payment) any Noteholder may without prejudice to any other remedy institute proceedings in the courts of Hong Kong for the winding up of the Company.

8.   NOTE DUE ON DEFAULT

8.1 Notwithstanding any other Condition but subject to the proviso hereafter, the face value of the Note shall at the option of the Noteholder become due and payable in cash forthwith on the occurrence of any one or more of the following events:

     (a) if the Company does not repay or otherwise redeem any Note on the date upon which such repayment or redemption becomes due in accordance with these Conditions;

     (b) if the Company does not pay any interest to the Noteholder or other moneys (except principal moneys and premiums) which become due and payable by the Company pursuant to these Conditions, in the case of interest, within 2 Business Days after it becomes due for payment and in the case of any such other moneys, within 2 Business Days after demand therefor by the Noteholder;

     (c) if the Company or any member of the Group shall default (as principal or as guarantor or other surety) in the payment of any principal of or premium, if any, or interest on any indebtedness in respect of borrowed money (other than the Note), or in the performance of or compliance with any term of any evidence of such indebtedness or of any mortgage, indenture, or other agreement relating to such indebtedness, if that default gives to the holder of the obligation the right to accelerate the indebtedness;



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


     (d) if any action is taken for the winding up of the Company or any member of the Group (including the appointment of a provisional liquidator) and that action is not stayed or dismissed within 30 days;

     (e) if an order is made for the winding up, or dissolution without winding up, of the Company or any member of the Group;

     (f) if an effective resolution is passed for the winding up of the Company or any member of the Group unless the winding up is for the purpose of reconstruction or amalgamation and the scheme of reconstruction or amalgamation with or without modification has the prior consent of the holder of the Note;

     (g) if any distress or execution is levied or enforced upon or against any of the assets or property of the Company or any member of the Group for a sum or sums exceeding in aggregate Hong Kong dollars $3,000 or its equivalent in any other currency;

     (h) if a controller, receiver or receiver and manager is appointed of or an encumbrancer takes possession of the undertaking of the Company or any member of the Group or any part thereof;

     (i) if the Company or any member of the Group stops payment of its debts generally;

     (j) if the Company or any member of the Group ceases or threatens to cease to carry on its business;

     (k) if any Company or any member of the Group enters into any arrangement or composition with creditors generally;

     (l) if without the prior consent in writing of the Noteholder the Company or any member of the Group pays any dividend while any interest on the Note has become payable and remains unpaid;

     (m) if the Company shall fail or cease to observe or perform any one or more of its covenants or undertakings in Condition 5;

     (n) if any written representation or representation made by or on behalf of the Company in the Investment Agreement or otherwise in connection with the transactions contemplated in the Investment Agreement shall prove to have been false or incorrect in any material respect on the date on which it has been made; or

     (o) if the Company is in breach of any other of these Conditions or any term of the Investment Agreement (save for the obligations specified in this Condition) and such default is not remedied within seven (7) days of notice in writing being given by the Noteholder to the Company.



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


9.   CONDITIONS BINDING ON PARTIES AND SUCCESSORS

     These conditions shall be binding upon the Company, the Noteholders and all persons claiming through or under them respectively.

10.  REGISTER

10.1 The Company shall maintain a Register of Noteholders and shall enter therein all transactions and details required by these Conditions to be entered therein.

10.2 The Register shall be maintained at the Registered Office of the Company or at such other location as the Company may select and notify to the Noteholders.

11.  TRANSFER OF NOTE

11.1 Subject to Condition 11.4, the Noteholder will be entitled to transfer the Note or any part thereof by lodging with the Company at the address of the Register on which the Noteholder's Note are for the time being recorded a proper instrument of transfer duly stamped if necessary, executed by the transferor and executed by the transferee except where execution by the transferee is rendered unnecessary by the statute. No fee will be charged for the registration of a transfer.

11.2 The transferor shall be deemed to remain the owner of the Note until the name of the transferee is entered in the Register in respect thereof.

11.3 Subject to any applicable law relating thereto, an instrument of transfer shall be in a form acceptable to the Directors generally and shall be forwarded for registration to the address of the Register on which the Noteholder's Note are for the time being recorded accompanied by the certificate for the Note to be transferred and if satisfied with such evidence the Company will register the transfer and will recognize the transferee as the Noteholder entitled to the amount of the Note comprised in the transfer.

11.4 Any person becoming entitled to Notes in consequence of the death or bankruptcy of any holder of the Note may upon producing such evidence that the Noteholder sustains the character in respect of which he proposes to act under this Condition or of the Noteholder's title as the Directors shall think sufficient be registered himself as the holder of the Note or subject to the preceding Conditions as to transfer, may transfer the Note.

12.  PAYMENT TO NOTEHOLDERS

12.1 Any interest principal or other moneys payable on or in respect of the Note shall be paid:



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     (i)  cashier's order sent through the post to the registered address of the
          Noteholder or such other address as the Noteholder shall notify; or

     (ii) by deposit to such account with any bank as the Noteholder by written notice to the Company may direct.

13.  CANCELLATION PRODUCTION AND REPLACEMENT OF NOTE CERTIFICATES

13.1 If any Note Certificate issued pursuant to these Conditions be worn out or defaced then upon production thereof to the Directors they may cancel the same and may issue a new Note Certificate in lieu thereof.

13.2 If a Note Certificate is lost or destroyed then upon proof thereof to the satisfaction of the Directors and in case of a lost Note Certificate or in default of proof of destruction of a Note Certificate on such terms as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in investigating evidence as the Directors may deem adequate being given, a new Note Certificate in lieu thereof shall be given to the persons entitled to such lost or destroyed Note Certificate. An entry as to the issue of the new Note Certificate and indemnity (if any) shall be made in the Register.

13.3 Any stamp duty payable on a new Note Certificate issued under this Condition 13 shall be paid by the Noteholder.



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                                    SCHEDULE
                                   ----------
                     NOTICE OF EXERCISE OF RIGHT TO CONVERT

I/We being the Registered Holders of the Note in the Issue give notice to convert into fully paid Ordinary Shares the whole/only [amount] of the Note in accordance with the Conditions constituting the Note.

*I/We accept the fully paid Ordinary Shares to be issued pursuant to this Notice subject to the Memorandum and Articles of Association of the Issuer. OR
                                                                    ====

*I/We nominate the fully paid Ordinary Shares to be issued pursuant to the Notice shall be held by the following parties in the following proportions subject to the Memorandum and Articles of Association of the Issuer.

[Name of Nominee/s and Number of Shares]

I/We agree to accept the fully paid Ordinary Shares to be registered in my/our name(s) and authorize the entry of my/our name(s) in the Register of Members in respect of the shares to be allotted to us and the dispatch of a certificate for those Ordinary Shares to me/us.

I/We agree to be bound by the memorandum and Articles of Association of the Issuer.

[Authorised signatory of Noteholder]

Dated this     day of            19

NOTES

1. This Notice will not be effective unless given pursuant to the terms of the Conditions.

2. Where the Noteholder is incorporated the common seal and attestation clause is to be affixed in accordance with its constituent documents and duly attested.

3. If this Notice is signed by an Attorney or other authorised person/s the relevant Power of Attorney or other documentary evidence of authority if not already produced and noted by the Company must be forwarded with this Notice for notation and return.